                                         CONFIDENTIAL TREATMENT
                                Certain portions of this exhibit have been redacted pursuant to a third amended request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.



        SIDE LETTER AGREEMENT (NO. 1) SUPPLEMENTING THE RESTRUCTURE
             AGREEMENT WITH RESPECT TO THE SENIOR BANK DEBT OF
                          TALLEY INDUSTRIES, INC.



Gentlemen:

     This letter memorializes and supplements certain understandings relevant to:

     (i) that certain Loan Restructure Agreement, dated as of April 15, 1992 (the "Restructure Agreement"), made by and among Talley Industries, Inc. ("Talley") and certain Subsidiaries of Talley which are or may become signatories thereto; Continental Bank N.A., Individually and as Agent for Banca di Roma, San Francisco Branch; Chemical Bank, National Westminster Bank USA, RBC Finance, B.V. (collectively, the "Class Two Creditors"); First Interstate Bank of Arizona, N.A., Individually and as Agent for United States National Bank of Oregon, CIBC, Inc., NBD Bank, N.A., Harris Trust and Savings Bank, and Seattle-First National Bank (collectively, the "Class Three Creditors"); and

     (ii) that certain Collateral Trust Agreement, dated as of April 15, 1992 (the "Collateral Trust Agreement"), made by and among The Bank of New York as Collateral Trustee; Talley and certain Subsidiaries of Talley which are or may become signatories thereto; the Class Two Creditors; the Class Three Creditors; Kemper Investors Life Insurance Company; Kemper High Income Trust; Federal Kemper Life Assurance Company; Fidelity Life Association; and Household Commercial Financial Services, Inc., as holders of Series A and Series B Subordinated Notes; and Resolution Trust Corporation, as Receiver of Western Savings and Loan Association, F.A. All capitalized terms not specifically defined in this letter shall have the meanings given to them in the Restructure Agreement.

     A. Talley agrees that neither it nor any of its Subsidiaries shall effect any Disposition of any of its now owned or hereafter acquired assets (other than inventory disposed of in the ordinary course of business, consistent with past practices of the seller, or assets no longer used or useful in the conduct of its business), except such Dispositions which satisfy any and all applicable requirements stated herein and in the Restructure Agreement, and which shall include the express good faith determination of Talley's Board of Directors (or Executive Committee thereof) in the case of a transaction involving a sale price in excess of $2.0 million, or upon an express good faith determination by Talley's management in the case of a lesser selling price, that the selling price and terms are prudent, fair and reasonable.

     B.   To facilitate efforts to sell real property assets that will be subject to the Collateral Trust Agreement, the Boards of Directors of Talley and each Guarantor granting the Collateral Trustee a lien on Real Property Collateral have established, in good faith, for certain assets included within the Real Property Collateral, a "Realty Release Price" and a "Realty Strike Price" as set forth in Schedule A hereto. Talley hereby certifies that Realty Release Prices are not less than of their respective book values as of December 1, 1991,
and that the Realty Strike Prices are not more than Realty Release Prices
divided by     .  Realty Release Prices and Realty Strike Prices may be
revised from time to time hereafter with the approval of the Required Parties (as identified in the Collateral Trust Agreement). Adjustments in Realty Strike Prices shall be required for specific write downs or reserves approved by Talley's external auditors, but no such adjustments shall be allowed with respect to Realty Release Prices.

     C. Talley (or the applicable Guarantor) shall be entitled to have the lien held by the Collateral Trustee against a particular asset (except the Royalty Collateral) released upon the sale of that asset satisfying each of the conditions set forth herein and in the Restructure Agreement, including any required prepayment of the Class Two and Three Debts provided therein.

     D. Talley has engaged The Performance Group (an "Investment Banker") to actively market the sale of Minelco and Waters, and Talley itself is actively marketing the other Guarantors ( other than Realty, TRFIC, TRHC, TRIG and New California) to logical "Strategic buyers" and other potential buyers. In the event the Agents in their sole discretion determine that it is advisable for Talley to engage an investment banking firm to market such other Guarantors, then Talley will do so upon the request of the Agents and will promptly engage an investment banking firm reasonably acceptable to the Agents (which will also be deemed to be an "Investment Banker"), but subject to an appropriate exception for any potential sale already under negotiation/consideration by Talley at the time.

     E. Talley hereby agrees that it will cause such Investment Bankers as are engaged to regularly (and no less frequently than quarterly) consult with Talley and Agents for the Class Two and Three Creditors to endeavor to sell the Guarantors (other than Realty, TRFIC, TRHC, TRIG and New California) at prices not less than the greater of either their respective book values (as of the then most recent month end) or their respective average annual EBITDA (as herein defined)-- (multiplied by 5) for the three (3) years immediately preceding the date of determination.

     F. Talley and Guarantors covenant that they shall use best reasonable and good faith efforts to sell or otherwise dispose of the Asset, Stock, Real Property, and Real Estate Stock Collateral, upon fair and reasonable terms in arms-length transactions.



                                                                      FINAL

     G. Consistent with the Business Plan and Talley's announced intention to sell assets, including those comprising Real Property, Asset and Stock Collateral at the prices articulated herein, Talley and the

Guarantors agree not to refuse any bona fide offer to purchase any portion of the Real Property, Asset, Real Estate Stock or Stock
Collateral, if such offer is for cash or for ninety percent (90%) cash and terms and:

          (i) in the case of Real Property Collateral, such offer is equal to or greater than the Realty Strike Price applicable to such Collateral; or

          (ii) in the case of Porcelain, Dimetrics, Minelco and Waters, and their respective Subsidiaries, divisions and business units such offer is equal to or greater than average annual EBITDA (multiplied by 5) for the three
               (3) year period immediately preceding the date of determination, or book value (as of the then most recent month end), whichever is greater.

Talley's (or the applicable Guarantor's) obligation to accept an offer within the above stated parameters may be deferred, for a period not to exceed ten (10) Business Days, in order to attempt to negotiate a better offer, provided the Agents for the Class Two and Three Creditors are persuaded, in their reasonable judgment, that a better offer may be negotiated with the potential buyer, and that in all events a sale or other Disposition to such buyer, on terms no less favorable than the original offer, will be consummated by a date that is not later than the closing date specified in the original offer plus the number of days that acceptance of the original offer was allowed to be deferred.

     H. Talley (or the applicable Guarantor) shall have the right to elect not to accept an offer coming within the parameters stated in paragraph G. In order to exercise this right Talley and the applicable Guarantor agree to pay in cash to the Agents for the benefit of their respective Creditor Classes, ratably in accordance with the Pro Rate Percentages, on the first day of the next January, April, July or October, whichever occurs first, following such election, from sources other than assets comprising Collateral for the Class Two and Three Debt, an amount equal to the amount which the Class Two and Three Creditors would have received had Talley or the applicable Guarantor accepted such offer and consummated such sale or other Disposition. The payment received by the Class Two and Three Creditors shall be treated the same as if it represented the Net Proceeds of a sale or other Disposition of the Collateral with respect to which the offer was made. If such payment effectively represents Net Proceeds from Dispositions, Collections or


                                                                      FINAL

Distributions on account of Real Property Collateral or Real Estate Stock Collateral, such payment shall be treated as such, and be subject to and governed by Sections 3.5 through 3.6 of the Restructure Agreement.
Talley shall be entitled to direct the application of such payment in prepayment of quarterly installments due the Class Two and Three Creditors as provided in Section 3 of the Restructure Agreement. If an election is made no to accept such an offer, the property which would have been the subject of such sale or other Disposition shall continue to be subject to the provisions of the Restructure Agreement and the Collateral Trust Agreement unless the amount paid to Class Two and Three Creditors in cash is equal to what would have been the entire "Net Proceeds" of such sale or other Disposition.

     I. Talley agrees that it shall not, without the consent of the Agents and any other creditor whose consent is required, sell or otherwise effect any Disposition of,

          (A)  the following Subsidiaries or their respective
               Subsidiaries (or assets or stock of each such Subsidiary) for less than the lower of the going concern value as reflected in a then current appraisal of a qualified appraiser (if any such appraisal has been obtained by Talley) or the following prices:

               Porcelain: 75% of Tangible Book Value (as hereafter
                          defined) as of the then most recent month end;
               Dimetrics: 90% of Tangible Book Value as of the then
                          most recent month end;
               Minelco: 90% of Tangible Book Value as of the then most recent month end;
               Waters: 90% of Tangible Book Value as of the then most recent month end;

          (B) Any Real Property Collateral for which a Realty Release Price has been established, for an amount less than the Realty Release Price for such asset;

          (C) Any Real Property Note Collateral for an amount less than 80% of the aggregate unpaid amount outstanding on such note.

     J. Talley agrees that, without the consent of the Agents and any other creditor whose consent is required:

          (i)  No portion of the selling price of Real Property
               Collateral  (other than Real Property Note Collateral)


                                                                      FINAL
               may be deferred unless:  (a) at  least  twenty percent
               (20%) of such price is received in cash at the time of the closing of the transaction; (b) the deferred portion of such price is not deferred for more than five years; (c) the deferred portion of such price is secured, at a minimum, by a first lien on the property sold or otherwise disposed of, with portions of the property being subject to release upon payment of a sum corresponding to at least one hundred ten percent
               (110.0%) of the value of the property to be released;
               and, (d) all of Talley's or the applicable Guarantor's interest in the instrument, note or other document evidencing the deferred portion of such price is pledged to the Collateral Trustee.

          (ii) No portion of the selling price (or price of any other Disposition) of any Real Property Note Collateral may be deferred, and 100% of such price must be received in cash at the time of the closing of the transaction.

         (iii) No portion of the selling price (or price of any other Disposition) of a Guarantor or any of their respective assets (other than inventory sold in the ordinary course of business of the seller, consistent with past practices) may be deferred unless: (a) at least seventy-five percent (75%) of the price is received in cash at the time of the closing of the transaction: (b) the deferred portion of such price is not deferred more than six years; (c) the instrument, note or other document evidencing the deferred portion of such price provides for minimum annual payments equal to the deferred balance divided by the number of years deferred; and, (d) all of Talley's or the applicable Guarantor's interest in such instrument, note or other document is pledged to the Collateral Trustee.

          (iv) No portion of the selling price (or price of any other Disposition) of assets (other than inventory sold in the ordinary course of business of the seller, consistent with past practices) which do not constitute Collateral for the Class Two and Three Debts may be deferred unless: (a) at least fifty percent (50%) is received in cash at the time of the closing of the transaction: (b) the deferred portion of such price is





                                                                      FINAL
               not deferred for more than six years; and, (c) the instrument, note or other document evidencing the deferred obligation provides for minimum annual principal payments equal to the deferred balance divided by the number of years deferred.

          (v) All Dispositions of assets (other than inventory sold in the ordinary course of business of the seller, consistent with past practices) involving a deferred payment of the selling price (or price of any other Disposition) shall be evidenced by a promissory note:
               (a) bearing interest at the prevailing market rates for such notes: (b) payable at least annually; and (c) which require interest payable at least semiannually.

          (vi) Neither Talley nor its Subsidiaries shall amend, modify, extend, renew or otherwise alter the terms of any Non-Cash Proceeds of a Disposition except within the parameters for the same (if any) permitted under the Restructure Documents.

         (vii) If a Disposition not in the ordinary course of business of the seller/transferor involves an item of Collateral (other than Real Property Collateral for which
               Realty Release Prices have been agreed and other than inconsequential Collateral), and such Disposition involves the deferred payment of the selling price, Talley's Treasurer or Controller shall certify before such Disposition is consummated that the consideration to be received by Talley (or applicable Subsidiary) is not less than the amount required by this letter.

     K. Talley agrees that no increases above levels of compensation existing as of March 1, 1992, and no additional forms of compensation will be paid to any member of its corporate management identified below (including their successors), except that:

          (i) With respect to members of corporate management other than Talley's Chairman and Chief Executive Officer, and its President and Chief Operating Officer (viz. Messrs. Corey, Mullen, May and Dickerson), provided no Default or Potential Default then exists, and provided that as the end of the most recent quarter preceding the date




                                                                      FINAL
               the additional payment is to be made or the effective date of any such salary increase, as applicable, the sum of Talley's consolidated "Cash and Cash
               Equivalents" plus the aggregate prepayments of the Class Two and Three Debt made after the Closing Date is equal to or greater than the amount of "Cash and Marketable Securities" projected in the Business Plan as of the same most recent quarter end (each such term in quotation marks to be calculated on a basis consistent with the Business Plan), such increases or additional payments shall be permitted:

               (a) in calendar year 1992 (including the period prior to the date hereof), so long as the aggregate amount of such payments or increases does not exceed $50,000;

               (b) in calendar year 1993, so long as the aggregate amount of such increases and additional payments do not exceed the difference between $100,000 and the amount of such additional payments and increases made in 1992; and

               (c) in calendar year 1994, so long as the aggregate amount of such increases and additional payments do not exceed the difference between $150,000 and the aggregate amount of such additional payments and increases made in 1992 and 1993.

          (ii) With respect to Talley's Chairman and Chief Executive Officer, and its President and Chief Operating Officer, such increases or additional payments shall be permitted in calendar year 1993 and/or 1994 commencing in 1993, provided no Default or Potential Default then exists:

               (a) only if on the date such increases become effective or additional payments are to be paid, all prepayments have been made that are required as of such date by the Notes to be made to avoid any Note Rate Adjustments;

               (b) only if, as to an increase or additional payment to be made in calendar year 1993, there is prepaid as of ninety-five days prior to the date such increase or additional payment is made $2.5 million of the 1993 installments shown on Schedule 1 to the Restructure Agreement; and

               (c) only if, as to an increase or additional payment to be made in calendar year 1994, there is prepaid as of ninety-five days prior to the date such increase or additional payment is made $5 million of the 1994 installments shown on Schedule 1 to the Restructure Agreement.

          (iii) Such other increases or additional payments in the form of bonus and incentive compensation for corporate management (including Talley's Chief Executive Officer and its Chief Operating Officer) shall be permitted if either:

               (a) payable solely in capital stock of Talley (or options or rights therefor), and provided it has no cash effect on Talley's financial position (other than a tax deduction for compensation); or

               (b) payable following payment in full of the Class Two and Three Creditors.

     L. It is agreed that a refinancing of Debt of Technology owning pursuant to the Class One Agreements shall be permissible if, in the case of a refinancing with anyone other than any one or more of the Class One Creditors or any of their affiliates or any party to the Restructure Documents, either such refinancing is on terms outlined in the Intercreditor Agreement that are then applicable, or such refinancing is on such other terms and within such parameters as are reasonably acceptable to the Agents (which acceptance will not be withheld if the position of the Class Two and Three Creditors is not materially less advantageous after giving effect to such refinancing), including the continuation of the lien on the Royalty Collateral in favor of the Collateral Trustee for the benefit of, inter alia, the Class Two and Three Creditors; provided that in each case any Net Loan Proceeds remaining after the Class one Debt has been "paid in full" (as defined in the Intercreditor Agreement) are paid to the Agents for the benefit of the Class Two and Three Creditors in accordance with the Pro Rate Percentages.

     M. The term "Tangible Book Value" as used in this Side Letter Agreement means shareholders equity as determined in accordance with GAAP, adjusted to eliminate intangible assets.

     N. The term "EBITDA" as used in this Side Letter Agreement with respect to each Guarantor means, for any period, an amount equal to the sum of the following, each determined on a consolidated basis, in accordance with GAAP,



                                                                      FINAL

          (A) the aggregate sum of all amounts which would be included as net earnings of such Guarantor and its respective Subsidiaries, as the case may be for such period (with respect to such Guarantor, its "Net Income"), plus

          (B) the aggregate amount of interest expense (including interest expense attributable to capital leases and any interest expense that has been capitalized for any purpose) that was deducted for such period in determining Net Income, plus

          (C) the aggregate amount that was deducted in respect of federal, state, local, and foreign income taxes of such Guarantor and its respective Subsidiaries as the case may be, for such period in determining Net Income, plus

          (D) the aggregate amount that was deducted in respect of depreciation and amortization expenses of such Guarantor and its respective Subsidiaries as the case may be, for such period in determining Net Income.

                                   Talley Industries, Inc.



                                   By  Daniel R. Mullen


                                   Its     Treasurer





















                                                                      FINAL

THE TERMS OF THE FOREGOING
ARE ACCEPTED:



Continental Bank N.A., individually          First  Interstate  Bank  of
  and as Agent                                 Arizona, N.A., individually
                                               and as Agent




By   Michael J.  Bacevich               By   Edmund G. Zito


Its  Vice President                     Its  Senior Vice President

                                                                      FINAL






































                                                                      FINAL

                                                S C H E D U L E   A


ITEM       ******PROJECT NAME******        LOT     LAND SIZE    LAND SIZE      MIN.       MINIMUM       STRIKE       STRIKE
PROP#                                       #        (S.F.)      (ACRES)      PRICE        PRICE         PRICE        PRICE
          (File:XXCOLAT Rev.4/1/92)                                          ($/SF)      (TOTAL $)      ($/SF)      (TOTAL $)
      ARIZONA - DEVELOPED BUSINESS PARKS          10,995,048       252.41
      ARIZONA - COMMERCIAL SITES                   2,528,710        58.05
      ARIZONA - INDUSTRIAL PROPERTY               27,355,775       628.00
      ARIZONA - RESIDENTIAL PROPERTY              75,745,465     1,738.88
      ARIZONA - UNDEVELOPED LAND                  33,650,392       772.51
      CALIFORNIA - MIXED USE PROPERTY             77,467,104     1,778.40
      SAN ANTONIO - PORTFOLIO                     35,591,828       817.08
                        TOTAL                     263,334,322    6,045.32

ITEM       ******PROJECT NAME******        LOT        DEBT        DEBT      NET BOOK   NET BOOK VALUE   NET BOOK   NET BOOK VALUE
PROP#                                       #        ($/SF)     (TOTAL $)   12/31/91      12/31/91       12/1/91       12/1/91
          (File:XXCOLAT Rev.4/1/92)                                          ($/SF)      (TOTAL $)       ($/SF)       (TOTAL $)
      ARIZONA - DEVELOPED BUSINESS PARKS             $0.62     $6,832,466
      ARIZONA - COMMERCIAL SITES                     $0.91     $2,302,000
      ARIZONA - INDUSTRIAL PROPERTY                  $0.39    $10,572,231
      ARIZONA - RESIDENTIAL PROPERTY                 $0.03     $2,348,000
      ARIZONA - UNDEVELOPED LAND                     $0.01       $334,000
      CALIFORNIA - MIXED USE PROPERTY                $0.09     $6,793,000
      SAN ANTONIO - PORTFOLIO                        $0.00             $0
                        TOTAL                        $0.11    $29,181,697

ITEM       ******PROJECT NAME******        LOT     LAND SIZE    LAND SIZE      MIN.       MINIMUM       STRIKE       STRIKE
PROP#                                       #        (S.F.)      (ACRES)      PRICE        PRICE         PRICE        PRICE
          (File:XXCOLAT Rev.4/1/92)                                          ($/SF)      (TOTAL $)      ($/SF)      (TOTAL $)
      ARIZONA - DEVELOPED BUSINESS PARKS        10,995,048         252.41
    1 ARIZONA CORPORATE PARK-NORTH               3,385,209          77.71
                                            1      173,785           3.99
                                            2      216,094           4.96
                                            3      350,472           8.05
                                           24       79,345           1.82
                                           25       59,942           1.38
                                           31       35,000           0.80
                                           32       29,273           0.67
                                           38       30,841           0.71
                                           39       51,718           1.19
                                           44       40,394           0.93
                                           45       44,927           1.03
                                           46      118,304           2.72
                                           47      142,879           3.28
                                           48       55,290           1.27
                                           49       47,935           1.10
                                           50       55,554           1.28
                                           51       45,364           1.04
                                           52       49,464           1.14

                                           53       41,300           0.95
                                           54       47,293           1.09
                                           55       45,871           1.05
                                           56       40,500           0.93
                                           57       40,500           0.93
                                           58       46,249           1.06
                                           59       43,897           1.01
                                           60       38,475           0.88
                                           61       38,475           0.88
                                           62       58,761           1.35
                                           63       51,726           1.19
                                           64       45,196           1.04
                                           65       43,829           1.01
                                           66       39,000           0.90
                                           67       40,625           0.93
                                           68       40,625           0.93
                                           69       40,625           0.93
                                           70       38,577           0.89
                                           71      238,248           5.47
                                           72      132,500           3.04
                                           73      132,501           3.04
                                           74       59,500           1.37
                                           77       86,150           1.98
                                           78      128,900           2.96
                                           79      199,305           4.58

ITEM       ******PROJECT NAME******        LOT        DEBT        DEBT      NET BOOK   NET BOOK VALUE   NET BOOK   NET BOOK VALUE
PROP#                                       #        ($/SF)     (TOTAL $)   12/31/91      12/31/91       12/1/91       12/1/91
          (File:XXCOLAT Rev.4/1/92)                                          ($/SF)      (TOTAL $)       ($/SF)       (TOTAL $)
      ARIZONA - DEVELOPED BUSINESS PARKS             $0.62     $6,832,466
 1    ARIZONA CORPORATE PARK-NORTH                   $0.69     $2,333,728
                                            1        $0.69       $119,723
                                            2        $0.69       $148,870
                                            3        $0.69       $241,443
                                           24        $0.69        $54,662
                                           25        $0.69        $41,295
                                           31        $0.69        $24,110
                                           32        $0.68        $19,925
                                           38        $0.70        $21,489
                                           39        $0.69        $35,627
                                           44        $0.69        $27,828
                                           45        $0.69        $30,951
                                           46        $0.69        $81,501
                                           47        $0.69        $98,431
                                           48        $0.69        $38,090
                                           49        $0.69        $33,022
                                           50        $0.69        $38,271

                                           51        $0.71        $32,188
                                           52        $0.69        $34,079
                                           53        $0.69        $28,451
                                           54        $0.69        $32,579
                                           55        $0.70        $32,290
                                           56        $0.69        $27,900
                                           57        $0.69        $27,900
                                           58        $0.69        $31,862
                                           59        $0.69        $30,240
                                           60        $0.69        $26,505
                                           61        $0.69        $26,505
                                           62        $0.69        $40,481
                                           63        $0.69        $35,635
                                           64        $0.69        $31,135
                                           65        $0.69        $30,193
                                           66        $0.69        $26,868
                                           67        $0.69        $27,987
                                           68        $0.69        $27,987
                                           69        $0.69        $27,987
                                           70        $0.69        $26,576
                                           71        $0.69       $164,130
                                           72        $0.69        $91,281
                                           73        $0.69        $91,283
                                           74        $0.69        $40,990
                                           77        $0.69        $59,351
                                           78        $0.69        $88,802
                                           79        $0.69       $137,305



ITEM       ******PROJECT NAME******        LOT     LAND SIZE    LAND SIZE      MIN.       MINIMUM       STRIKE      STRIKE
PROP#                                       #        (S.F.)      (ACRES)      PRICE        PRICE         PRICE        PRICE
          (File:XXCOLAT Rev.4/1/92)                                          ($/SF)      (TOTAL $)      ($/SF)      (TOTAL $)
 2       ARIZONA CORPORATE PARK-SOUTH                234,900       5.39
                                           45         39,150       0.90
                                           46         39,150       0.90
                                           47         39,150       0.90
                                           48         39,150       0.90
                                           49         39,150       0.90
                                           50         39,150       0.90

ITEM       ******PROJECT NAME******        LOT        DEBT        DEBT      NET BOOK   NET BOOK VALUE   NET BOOK   NET BOOK VALUE
PROP#                                       #        ($/SF)     (TOTAL $)   12/31/91      12/31/91       12/1/91       12/1/91
          (File:XXCOLAT Rev.4/1/92)                                          ($/SF)      (TOTAL $)       ($/SF)       (TOTAL $)
 2       ARIZONA CORPORATE PARK-SOUTH                  $0.00         $0
                                           45
                                           46
                                           47
                                           48
                                           49
                                           50

ITEM       ******PROJECT NAME******        LOT     LAND SIZE    LAND SIZE      MIN.       MINIMUM       STRIKE       STRIKE
PROP#                                       #        (S.F.)      (ACRES)      PRICE        PRICE         PRICE        PRICE
          (File:XXCOLAT Rev.4/1/92)                                          ($/SF)      (TOTAL $)       ($/SF)       (TOTAL $)
 3       EAST VALLEY COMMERCE CENTER               3,070,103      70.48
                                            1        403,191       9.26
                                            2         25,739       0.59
                                            3         25,739       0.59
                                            4         25,519       0.59
                                            5         28,255       0.65
                                            6         27,370       0.63
                                            7         26,096       0.60
                                            8         25,006       0.57
                                            9         25,732       0.59
                                           10         21,693       0.50
                                           11         21,600       0.50
                                           12         21,600       0.50
                                           13         21,600       0.50
                                           14         21,600       0.50
                                           15         21,600       0.50
                                           16         21,764       0.50
                                           17         24,323       0.56
                                           18         27,413       0.63
                                           19         32,820       0.75
                                           20         27,174       0.62
                                           21         28,958       0.66
                                           22         37,745       0.87
                                           23         39,776       0.91
                                           24         25,746       0.59
                                           25         22,340       0.51
                                           26         21,731       0.50
                                           27         24,808       0.57
                                           28         18,755       0.43
                                           29         18,755       0.43
                                           30         18,755       0.43
                                           32         18,415       0.42
                                           33         16,814       0.39
                                           34         23,655       0.54
                                           35         22,468       0.52
                                           36         22,345       0.51
                                           37         29,247       0.67
                                           38         19,873       0.46

                                           39         20,009       0.46
                                           40         20,207       0.46
                                           41         20,526       0.47
                                           42         19,482       0.45
                                           43         18,983       0.44
                                           44         39,210       0.90
                                           45         18,719       0.43
                                           46         18,730       0.43
                                           48         18,755       0.43
                                           49         18,755       0.43

ITEM       ******PROJECT NAME******        LOT        DEBT        DEBT      NET BOOK   NET BOOK VALUE   NET BOOK   NET BOOK VALUE
PROP#                                       #        ($/SF)     (TOTAL $)   12/31/91      12/31/91       12/1/91       12/1/91
          (File:XXCOLAT Rev.4/1/92)                                          ($/SF)      (TOTAL $)       ($/SF)       (TOTAL $)
 3       EAST VALLEY COMMERCE CENTER                  $0.11     $330,738
                                            1         $0.69     $277,690
                                            2         $0.69      $17,733
                                            3         $0.69      $17,733
                                            4         $0.69      $17,582
                                            5
                                            6
                                            7
                                            8
                                            9
                                           10
                                           11
                                           12
                                           13
                                           14
                                           15
                                           16
                                           17
                                           18
                                           19
                                           20
                                           21
                                           22
                                           23
                                           24
                                           25
                                           26
                                           27
                                           28
                                           29
                                           30
                                           32
                                           33
                                           34
                                           35
                                           36
                                           37
                                           38
                                           39
                                           40
                                           41
                                           42
                                           43
                                           44
                                           45
                                           46
                                           48
                                           49
                                           38
                                           39
                                           40
                                           41
                                           42
                                           43
                                           44
                                           45
                                           46
                                           48
                                           49

ITEM       ******PROJECT NAME******        LOT     LAND SIZE    LAND SIZE      MIN.       MINIMUM       STRIKE       STRIKE
PROP#                                       #        (S.F.)      (ACRES)      PRICE        PRICE         PRICE        PRICE
          (File:XXCOLAT Rev.4/1/92)                                          ($/SF)      (TOTAL $)      ($/SF)      (TOTAL $)
                                           50        18,755        0.43
                                           51        19,198        0.44
                                           52        25,281        0.58
                                           53        28,805        0.66
                                           54        25,988        0.60
                                           55        26,702        0.61
                                           56        21,231        0.49
                                           57        20,852        0.48
                                           58        21,287        0.49
                                           59        21,427        0.49
                                           60        21,947        0.50
                                           61        21,248        0.49
                                           64        23,138        0.53
                                           65        23,294        0.53
                                           66        22,444        0.52
                                           67        22,341        0.51
                                           68        20,253        0.46

                                           69        22,819        0.52
                                           70        22,290        0.51
                                           71        43,775        1.00
                                           72        51,113        1.17
                                           73        49,215        1.13
                                           74        39,491        0.91
                                           78        27,692        0.64
                                           79        28,802        0.66
                                           80        30,418        0.70
                                           81        35,022        0.80
                                           82        23,956        0.55
                                           83        29,410        0.68
                                           84        37,317        0.86
                                           85        36,640        0.84
                                           86        27,412        0.63
                                           87        28,900        0.66
                                           88        31,454        0.72
                                            E       620,790       14.25


ITEM       ******PROJECT NAME******        LOT        DEBT        DEBT      NET BOOK   NET BOOK VALUE   NET BOOK   NET BOOK VALUE
PROP#                                       #        ($/SF)     (TOTAL $)   12/31/91     12/31/91        12/1/91       12/1/91
          (File:XXCOLAT Rev.4/1/92)                                          ($/SF)      (TOTAL $)       ($/SF)       (TOTAL $)
                                           50
                                           51
                                           52
                                           53
                                           54
                                           55
                                           56
                                           57
                                           58
                                           59
                                           60
                                           61
                                           64
                                           65
                                           66
                                           67
                                           68
                                           69
                                           70
                                           71
                                           72
                                           73
                                           74
                                           78
                                           79

                                           80
                                           81
                                           82
                                           83
                                           84
                                           85
                                           86
                                           87
                                           88
                                           E

ITEM       ******PROJECT NAME******        LOT     LAND SIZE    LAND SIZE      MIN.       MINIMUM       STRIKE       STRIKE
PROP#                                       #        (S.F.)      (ACRES)      PRICE        PRICE         PRICE        PRICE
          (File:XXCOLAT Rev.4/1/92)                                          ($/SF)      (TOTAL $)      ($/SF)      (TOTAL $)
 4          MESA COMMERCE CENTER                   3,960,083       90.91
                                            1         45,000        1.03
                                            3         44,171        1.01
                                            4         43,986        1.01
                                            6         37,462        0.86
                                            7         43,921        1.01
                                            9         42,415        0.97
                                           11         72,327        1.66
                                           12         49,647        1.14
                                           13         43,757        1.00
                                           14         41,650        0.96
                                           15         41,650        0.96
                                           16         41,776        0.96
                                           17         44,670        1.03
                                           18         46,543        1.07
                                           19         67,084        1.54
                                           20         47,900        1.10
                                           21         61,727        1.42
                                           22         49,602        1.14
                                           23         44,368        1.02
                                           24         42,070        0.97
                                           25         42,049        0.97
                                           26         77,465        1.78
                                           27         54,654        1.25
                                           28         48,000        1.10
                                           29         48,000        1.10
                                           30         47,969        1.10
                                           31         46,735        1.07
                                           32         46,530        1.07
                                           33         46,530        1.07
                                           34         47,089        1.08
                                           35         55,270        1.27
                                           36         48,864        1.12

                                           37         61,371        1.41
                                           40         56,371        1.29
                                           42         49,482        1.14
                                           43         40,600        0.93
                                           44         41,831        0.96
                                           45         47,105        1.08
                                           46         40,375        0.93
                                           47         40,358        0.93
                                           48         40,325        0.93
                                           49         40,333        0.93

ITEM       ******PROJECT NAME******        LOT        DEBT        DEBT      NET BOOK   NET BOOK VALUE   NET BOOK   NET BOOK VALUE
PROP#                                       #        ($/SF)     (TOTAL $)   12/31/91      12/31/91       12/1/91       12/1/91
          (File:XXCOLAT Rev.4/1/92)                                          ($/SF)      (TOTAL $)       ($/SF)       (TOTAL $)
 4          MESA COMMERCE CENTER                       $1.05    $4,168,000
                                            1
                                            3
                                            4
                                            6
                                            7
                                            9
                                           11
                                           12
                                           13
                                           14
                                           15
                                           16
                                           17
                                           18
                                           19
                                           20
                                           21
                                           22
                                           23
                                           24
                                           25
                                           26
                                           27
                                           28
                                           29
                                           30
                                           31
                                           32
                                           33
                                           34
                                           35
                                           36

                                           37
                                           40
                                           42
                                           43
                                           44
                                           45
                                           46
                                           47
                                           48
                                           49

ITEM       ******PROJECT NAME******        LOT     LAND SIZE    LAND SIZE      MIN.       MINIMUM       STRIKE       STRIKE
PROP#                                       #        (S.F.)      (ACRES)      PRICE        PRICE         PRICE        PRICE
          (File:XXCOLAT Rev.4/1/92)                                          ($/SF)      (TOTAL $)       ($/SF)       (TOTAL $)
                                           50         40,362       0.93
                                           51         40,424       0.93
                                           52         43,190       0.99
                                           53         41,954       0.96
                                           54         58,724       1.35
                                           55         49,009       1.13
                                           56         51,233       1.18
                                           57         46,257       1.06
                                           58         45,300       1.04
                                           59         45,269       1.04
                                           61         41,300       0.95
                                           62         41,844       0.96
                                           63         44,057       1.01
                                           64         41,933       0.96
                                           65         42,992       0.99
                                           66         44,153       1.01
                                           69         40,637       0.93
                                           70         41,821       0.96
                                           71         43,648       1.00
                                           72         43,648       1.00
                                           73         44,000       1.01
                                           74         42,634       0.98
                                           75         44,000       1.01
                                           76         70,053       1.61
                                           77         49,000       1.12
                                           78         46,550       1.07
                                           79        118,507       2.72
                                           80         92,681       2.13
                                           81         65,790       1.51
                                           82         51,827       1.19
                                           83         48,487       1.11
                                           A         379,767       8.72


ITEM       ******PROJECT NAME******        LOT        DEBT        DEBT      NET BOOK   NET BOOK VALUE   NET BOOK   NET BOOK VALUE
PROP#                                       #        ($/SF)     (TOTAL $)   12/31/91      12/31/91       12/1/91       12/1/91
          (File:XXCOLAT Rev.4/1/92)                                          ($/SF)      (TOTAL $)       ($/SF)       (TOTAL $)
                                           50
                                           51
                                           52
                                           53
                                           54
                                           55
                                           56
                                           57
                                           58
                                           59
                                           61
                                           62
                                           63
                                           64
                                           65
                                           66
                                           69
                                           70
                                           71
                                           72
                                           73
                                           74
                                           75
                                           76
                                           77
                                           78
                                           79
                                           80
                                           81
                                           82
                                           83
                                           A

ITEM       ******PROJECT NAME******        LOT     LAND SIZE    LAND SIZE      MIN.       MINIMUM       STRIKE       STRIKE
PROP#                                       #        (S.F.)      (ACRES)      PRICE        PRICE         PRICE        PRICE
          (File:XXCOLAT Rev.4/1/92)                                          ($/SF)      (TOTAL $)      ($/SF)      (TOTAL $)
 5      TALLEY NORTHWEST BUSINESS PARK               344,753       7.91
                                            1         33,915       0.78
                                            8         33,915       0.78
                                            9         37,317       0.86
                                           10         36,933       0.85
                                           11         33,754       0.77
                                           12         33,286       0.76
                                           15         32,500       0.75

                                           16         35,274       0.81
                                           17         33,930       0.78
                                           18         33,929       0.78

ITEM       ******PROJECT NAME******        LOT        DEBT        DEBT      NET BOOK   NET BOOK VALUE   NET BOOK   NET BOOK VALUE
PROP#                                       #        ($/SF)     (TOTAL $)   12/31/91      12/31/91       12/1/91       12/1/91
          (File:XXCOLAT Rev.4/1/92)                                          ($/SF)      (TOTAL $)       ($/SF)       (TOTAL $)
 5      TALLEY NORTHWEST BUSINESS PARK                $0.00          $0
                                            1
                                            8
                                            9
                                           10
                                           11
                                           12
                                           15
                                           16
                                           17
                                           18

ITEM       ******PROJECT NAME******        LOT     LAND SIZE    LAND SIZE      MIN.       MINIMUM       STRIKE       STRIKE
PROP#                                       #        (S.F.)      (ACRES)      PRICE        PRICE         PRICE        PRICE
          (File:XXCOLAT Rev.4/1/92)                                          ($/SF)      (TOTAL $)      ($/SF)      (TOTAL $)
         ARIZONA - COMMERCIAL SITES                 2,528,710      58.05
 6       19TH AVENUE & BEARDSLEY                      652,964      14.99
 7       MAGGIO RANCH                               1,057,282      24.27
                                            1         713,315      16.38
                                            2         343,967       7.90
 8       GOLDSPOT OFFICE CENTER                       149,600       3.43
 9       67TH AVENUE & VAN BUREN                      240,016       5.51
10       SOSSAMAN ROAD & BASELINE                     428,848       9.85

ITEM       ******PROJECT NAME******        LOT        DEBT        DEBT      NET BOOK   NET BOOK VALUE   NET BOOK   NET BOOK VALUE
PROP#                                       #        ($/SF)     (TOTAL $)   12/31/91      12/31/91       12/1/91       12/1/91
          (File:XXCOLAT Rev.4/1/92)                                          ($/SF)      (TOTAL $)       ($/SF)       (TOTAL $)
         ARIZONA - COMMERCIAL SITES                  $0.91     $2,302,000
 6       19TH AVENUE & BEARDSLEY                     $1.88     $1,225,000
 7       MAGGIO RANCH                                $0.81       $852,000
                                            1
                                            2
 8       GOLDSPOT OFFICE CENTER
 9       67TH AVENUE & VAN BUREN                     $0.94       $225,000
10       SOSSAMAN ROAD & BASELINE                    $0.00             $0

ITEM       ******PROJECT NAME******        LOT     LAND SIZE    LAND SIZE      MIN.       MINIMUM       STRIKE       STRIKE
PROP#                                       #        (S.F.)      (ACRES)      PRICE        PRICE         PRICE        PRICE
          (File:XXCOLAT Rev.4/1/92)                                          ($/SF)      (TOTAL $)      ($/SF)      (TOTAL $)
         ARIZONA - INDUSTRIAL PROPERTY             27,355,775     628.00

11       ARIZONA AVENUE & RYAN                      1,685,467      38.69
12       5100 COMMERCE CENTER                       1,795,979      41.23
13       5500 COMMERCE CENTER                       2,646,183      60.75
14       ADOBE MOUNTAIN COMMERCE CENTER               334,541       7.68
15       RITA RANCH INDUSTRIAL PARK                         0       0.00
16       FORTUNE CENTER                             9,787,558     224.69
                      CORNER LOTS 37-44             1,101,835      25.29
                       PHASE-I FRONTAGE               763,030      17.52
                  PHASE-I INTERIOR LOTS             2,477,693      56.88
                        SOUTH 125 ACRES             5,445,000     125.00
17       FIESTA RANCH BUSINESS PARK                 4,494,075     103.17
                                TRACT 1     1       1,028,940      23.62
                                TRACT 2     2         750,152      17.22
                                TRACT 3     3         805,946      18.50
                                TRACT 4     4       1,579,308      36.26
                                TRACT 6     6         329,729       7.57
18       9100 COMMERCE PARK                         6,611,972     151.79

ITEM       ******PROJECT NAME******        LOT        DEBT        DEBT      NET BOOK   NET BOOK VALUE   NET BOOK   NET BOOK VALUE
PROP#                                       #        ($/SF)     (TOTAL $)   12/31/91      12/31/91       12/1/91       12/1/91
          (File:XXCOLAT Rev.4/1/92)                                          ($/SF)      (TOTAL $)       ($/SF)       (TOTAL $)
         ARIZONA - INDUSTRIAL PROPERTY               $0.39     $10,572,231
11       ARIZONA AVENUE & RYAN                       $0.41        $687,000
12       5100 COMMERCE CENTER                        $0.54        $975,000
13       5500 COMMERCE CENTER                        $0.68      $1,805,369
14       ADOBE MOUNTAIN COMMERCE CENTER
15       RITA RANCH INDUSTRIAL PARK
16       FORTUNE CENTER                              $0.25      $2,460,000
                      CORNER LOTS 37-44
                       PHASE-I FRONTAGE
                  PHASE-I INTERIOR LOTS
                        SOUTH 125 ACRES
17       FIESTA RANCH BUSINESS PARK                  $0.66      $2,981,862
                                TRACT 1     1        $0.69        $708,848
                                TRACT 2     2        $0.69        $516,788
                                TRACT 3     3        $0.55        $441,070
                                TRACT 4     4        $0.69      $1,088,002
                                TRACT 6     6        $0.69        $227,154
18       9100 COMMERCE PARK                          $0.25      $1,663,000

ITEM       ******PROJECT NAME******        LOT     LAND SIZE    LAND SIZE      MIN.       MINIMUM       STRIKE       STRIKE
PROP#                                       #        (S.F.)      (ACRES)      PRICE        PRICE         PRICE        PRICE
          (File:XXCOLAT Rev.4/1/92)                                          ($/SF)      (TOTAL $)      ($/SF)      (TOTAL $)
      ARIZONA - RESIDENTIAL PROPERTY               75,745,465      1,738.88
19    WEST WING RANCH                              57,063,600      1,310.00
20    96TH STREET & CAVE CREEK(MORTON)             14,212,481        326.27
21    HAYDEN ROAD & PINNACLE PEAK(PARTIN BENNETT)   4,469,385        102.60

      ARIZONA - UNDEVELOPED LAND                   33,650,392        772.51
22    BULLARD AVENUE & PINNACLE PEAK                2,081,323         47.78
23    CIRCLE CITY BUSINESS PARK                     8,807,832        202.20
24    183RD AVENUE & GRAND-1                        5,526,065        126.86
25    235TH AVENUE & LONE MOUNTAIN                  3,049,200         70.00
26    18TH STREET & DEER VALLEY-1                     217,469          4.99
27    18TH STREET & DEER VALLEY-2(MICALE)             217,438          4.99
28    211TH AVENUE & CLOUD                         12,743,914        292.56
29    CAVE CREEK ROAD & PEAK VIEW                     633,842         14.55
30    TRILBY INDUSTRIAL - LOT 27(HIRSCH)              126,324          2.90
31    KINGMAN-3 (GETZ)                                246,985          5.67
      CALIFORNIA - MIXED USE PROPERTY              77,467,104      1,778.40
32    CALIFORNIA HILLS(McGINTY RANCH)              32,077,584        736.40
33    LAS MONTANAS ESTATES                         45,389,520      1,042.00

ITEM       ******PROJECT NAME******        LOT        DEBT        DEBT      NET BOOK   NET BOOK VALUE   NET BOOK   NET BOOK VALUE
PROP#                                       #        ($/SF)     (TOTAL $)   12/31/91      12/31/91       12/1/91       12/1/91
          (File:XXCOLAT Rev.4/1/92)                                          ($/SF)      (TOTAL $)       ($/SF)       (TOTAL $)
       ARIZONA - RESIDENTIAL PROPERTY                 $0.03     $2,348,000
19     WEST WING RANCH                                $0.04     $2,348,000
20     96TH STREET & CAVE CREEK(MORTON)
21     HAYDEN ROAD & PINNACLE PEAK(PARTIN BENNETT)
       ARIZONA - UNDEVELOPED LAND                     $0.01       $334,000
22     BULLARD AVENUE & PINNACLE PEAK
23     CIRCLE CITY BUSINESS PARK
24     183RD AVENUE & GRAND-1
25     235TH AVENUE & LONE MOUNTAIN                   $0.00        $14,000
26     18TH STREET & DEER VALLEY-1
27     18TH STREET & DEER VALLEY-2(MICALE)
28     211TH AVENUE & CLOUD
29     CAVE CREEK ROAD & PEAK VIEW                    $0.50       $320,000
30     TRILBY INDUSTRIAL - LOT 27(HIRSCH)             $0.00             $0
31     KINGMAN-3 (GETZ)
       CALIFORNIA - MIXED USE PROPERTY                $0.09     $6,793,000
32     CALIFORNIA HILLS(McGINTY RANCH)                $0.21     $6,793,000
33     LAS MONTANAS ESTATES

ITEM       ******PROJECT NAME******        LOT     LAND SIZE    LAND SIZE      MIN.       MINIMUM       STRIKE       STRIKE
PROP#                                       #        (S.F.)      (ACRES)      PRICE        PRICE         PRICE        PRICE
          (File:XXCOLAT Rev.4/1/92)                                          ($/SF)      (TOTAL $)      ($/SF)      (TOTAL $)
       SAN ANTONIO - PORTFOLIO                     35,591,828     817.08
       SAN ANTONIO - INDUSTRIAL PROPERTY            5,747,831     131.95
34                             TRACT 101    1         410,724       9.43
35                             TRACT 102    2         216,924       4.98
36                             TRACT 403    3         665,423      15.28
37                             TRACT 522    4         270,508       6.21
38                             TRACT 1002   5       4,184,252      96.06

       SAN ANTONIO - COMMERCIAL PROPERTY            1,463,866      33.61
39                             TRACT 506    6          62,421       1.43
40                             TRACT 509A   7         336,849       7.73
41                             TRACT 509B   8         105,502       2.42
42                             TRACT 509C   9         277,259       6.36
43                             TRACT 519   10         155,588       3.57
44                             TRACT 807   11         484,692      11.13
45                             TRACT 1105  12          20,750       0.48
46                             TRACT 1107  13          20,805       0.48

ITEM       ******PROJECT NAME******        LOT        DEBT        DEBT      NET BOOK   NET BOOK VALUE   NET BOOK   NET BOOK VALUE
PROP#                                       #        ($/SF)     (TOTAL $)   12/31/91      12/31/91       12/1/91       12/1/91
          (File:XXCOLAT Rev.4/1/92)                                          ($/SF)      (TOTAL $)       ($/SF)       (TOTAL $)
       SAN ANTONIO - PORTFOLIO
       SAN ANTONIO - INDUSTRIAL PROPERTY
34                             TRACT 101    1
35                             TRACT 102    2
36                             TRACT 403    3
37                             TRACT 522    4
38                             TRACT 1002   5
       SAN ANTONIO - COMMERCIAL PROPERTY
39                             TRACT 506    6
40                             TRACT 509A   7
41                             TRACT 509B   8
42                             TRACT 509C   9
43                             TRACT 519   10
44                             TRACT 807   11
45                             TRACT 1105  12
46                             TRACT 1107  13

ITEM       ******PROJECT NAME******        LOT     LAND SIZE    LAND SIZE      MIN.       MINIMUM       STRIKE       STRIKE
PROP#                                       #        (S.F.)      (ACRES)      PRICE        PRICE         PRICE        PRICE
          (File:XXCOLAT Rev.4/1/92)                                          ($/SF)      (TOTAL $)      ($/SF)      (TOTAL $)
       SAN ANTONIO - RESIDENTIAL PROPERTY         28,380,131      651.52
47                             TRACT 202   14         29,485        0.68
48                             TRACT 301A  15        176,374        4.05
49                             TRACT 301B  16        578,041       13.27
50                             TRACT 304   17        392,431        9.01
51                             TRACT 308   18        162,305        3.73
52                             TRACT 309   19        213,226        4.89
53                             TRACT 501   20         15,400        0.35
54                             TRACT 502   21         23,005        0.53
55                             TRACT 503   22         20,385        0.47
56                             TRACT 505   23        524,157       12.03
57                             TRACT 507   24        219,760        5.04
58                             TRACT 508   25        203,469        4.67
59                             TRACT 510   26         55,626        1.28

60                             TRACT 512   27        596,946       13.70
61                             TRACT 515   28        203,730        4.68
62                             TRACT 517   29        588,408       13.51
63                             TRACT 520   30         35,101        0.81
64                             TRACT 521   31        127,600        2.93
65                             TRACT 524   32        782,076       17.95
66                             TRACT 702   33         32,167        0.74
67                             TRACT 703   34         59,247        1.36
68                             TRACT 705   35        107,145        2.46
69                             TRACT 811   36     12,579,474      288.78
70                             TRACT 901A  37        275,822        6.33
71                             TRACT 906B  38        187,504        4.30
72                             TRACT 907   39        395,108        9.07
73                             TRACT 908   40        734,857       16.87
74                             TRACT 1101  41         29,851        0.69
75                             TRACT 1102  42        132,707        3.05
76                             TRACT 1103  43         22,346        0.51
77                             TRACT 1104  44        471,581       10.83
78                             TRACT 1106  45         41,259        0.95
79                             TRACT 1108  46         35,302        0.81
80                             TRACT 1109  47      1,323,309       30.38
81                             TRACT 1205  48      4,044,982       92.86
82                             TRACT 1206  49        539,273       12.38
83                             TRACT 1207  50        541,886       12.44
84                             TRACT 1208  51      1,663,992       38.20
85                             TRACT 1302  52        214,794        4.93

ITEM       ******PROJECT NAME******        LOT        DEBT        DEBT      NET BOOK   NET BOOK VALUE   NET BOOK   NET BOOK VALUE
PROP#                                       #        ($/SF)     (TOTAL $)   12/31/91      12/31/91       12/1/91       12/1/91
          (File:XXCOLAT Rev.4/1/92)                                          ($/SF)      (TOTAL $)       ($/SF)       (TOTAL $)
      SAN ANTONIO - RESIDENTIAL PROPERTY
47                             TRACT 202   14
48                             TRACT 301A  15
49                             TRACT 301B  16
50                             TRACT 304   17
51                             TRACT 308   18
52                             TRACT 309   19
53                             TRACT 501   20
54                             TRACT 502   21
55                             TRACT 503   22
56                             TRACT 505   23
57                             TRACT 507   24
58                             TRACT 508   25
59                             TRACT 510   26
60                             TRACT 512   27
61                             TRACT 515   28
62                             TRACT 517   29

63                             TRACT 520   30
64                             TRACT 521   31
65                             TRACT 524   32
66                             TRACT 702   33
67                             TRACT 703   34
68                             TRACT 705   35
69                             TRACT 811   36
70                             TRACT 901A  37
71                             TRACT 906B  38
72                             TRACT 907   39
73                             TRACT 908   40
74                             TRACT 1101  41
75                             TRACT 1102  42
76                             TRACT 1103  43
77                             TRACT 1104  44
78                             TRACT 1106  45
79                             TRACT 1108  46
80                             TRACT 1109  47
81                             TRACT 1205  48
82                             TRACT 1206  49
83                             TRACT 1207  50
84                             TRACT 1208  51
85                             TRACT 1302  52